UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2017 (March 11, 2017)

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One North Shore Center, 12 Federal Street Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 11, 2017, pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of July 20, 2016 between F.N.B. Corporation (“F.N.B.”) and Yadkin Financial Corporation (“Yadkin”), F.N.B. completed its acquisition of Yadkin through the merger of Yadkin with and into F.N.B., with F.N.B. being the surviving corporation (the “Merger”). Yadkin is the holding company for Yadkin Bank, a North Carolina banking institution. Immediately following completion of the Merger, Yadkin Bank merged with and into First National Bank of Pennsylvania, the principal subsidiary of F.N.B., with First National Bank of Pennsylvania continuing as the surviving bank.

Pursuant to the Agreement and Plan of Merger, at the effective time of the Merger, each outstanding share of Yadkin common stock (excluding certain shares held by F.N.B., Yadkin and their respective subsidiaries, which were cancelled without receipt of any consideration) was converted into the right to receive 2.16 shares of the common stock of F.N.B., with cash paid in lieu of fractional shares. Additionally, each outstanding option to purchase shares of Yadkin common stock pursuant to Yadkin’s equity-based compensation plans was converted into an option to purchase a number of shares of F.N.B. common stock equal to the number of shares of Yadkin common stock underlying the option immediately prior to the Merger multiplied by 2.16 (rounded down to the nearest whole share), at an exercise price equal to the exercise price in effect immediately before the Merger, divided by 2.16 (rounded up to the nearest whole cent).

The foregoing description of the Agreement and Plan of Merger and the Merger does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger, which is incorporated herein by reference to Exhibit 2.1 filed with this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed under Item 5.02 of the Current Report on Form 8-K filed by F.N.B. on October 25, 2016, as amended, which is incorporated herein by reference, Scott Custer, formerly a director and the President and Chief Executive Officer of Yadkin, was elected to the Boards of Directors of F.N.B. and First National Bank of Pennsylvania. His term as director commenced on March 11, 2017.

Item 8.01	Other Events.

On March 13, 2017, F.N.B. issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K have not been included in this report, but will be filed by amendment not later than 71 calendar day after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma financial information.

The unaudited pro forma condensed combined financial information required by Item 9.01(b) of Form 8-K have not been included in this report, but will be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

2.1	Agreement and Plan of Merger between F.N.B. Corporation and Yadkin Financial Corporation, dated as of July 20, 2016 (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by F.N.B. on July 21, 2016)

99.1	Press release, dated March 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie,
Chief Legal Officer

Date: March 13, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger between F.N.B. Corporation and Yadkin Financial Corporation, dated as of July 20, 2016 (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by F.N.B. on July 21, 2016)

99.1	Press release, dated March 13, 2017